EXHIBIT 99.1

j2 Global Communications

© j2 Global Communications 2008

Investor Presentation

(Based upon Second Quarter 2008 results)

August 5, 2008

  Future operating results

  Subscriber growth, retention and usage levels

  Fax and voice service growth

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity, coverage and security

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, particularly those contained in the slide “2008 Guidance.” These forward-
looking statements are based on management’s current expectations or beliefs as of August 5, 2008 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation.
Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of August 5, 2008 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions or general economic downturns

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 02/25/2008 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

Fax	Voice		Email
eFax	eVoice Receptionist	onebox	electricm@il
fax.com	onebox Receptionist	jConnect	
Send2Fax	eReceptionist	yac	
RapidFAX	PHONE PEOPLE		

© j2 Global Communications 2008

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging/Communications as a Service

Core j2 Global Assets

11.4 million Subscribed Telephone Numbers (DIDs)

1,163K Paid DIDs

Global Advanced Messaging Network

Over 3,100 cities in 45 countries on 5 continents

17.5M + unique DIDs worldwide in inventory

Intellectual Property

57 issued patents and licensing programs designed to monetize the portfolio

Protection of brands and marks

Programs designed to effectively collect evidence to prosecute junk faxers

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Successful acquisition and integration of 19 businesses in 7 countries

Strong Financial Position

12 consecutive years of Revenue growth

6 consecutive years of positive and growing Operating Earnings

$23M of Free Cash Flow (Q2 2008)

$150M of cash & investments to fund growth/ no debt (as of 06/30/08)

Individuals

Targeted marketing (search, online media and radio)

Sold through: eFax.com, eVoice.com, Onebox.com, www.phonepeople.com, Fax.com, j2.com and other brand websites

Use of proprietary Life Cycle Management

Advertising, Up-selling, and Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: eFax Corporate, Onebox Receptionist and eVoice Receptionist websites

Supported by Chat and Telesales groups in U.S. and Europe (in multiple languages)

Self-service Web-based broadcast fax engine at jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. feature up-sell)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force in U.S. and Europe

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Subscriber Acquisition

Eight Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for over 40% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Cross-sell

Offer additional services to existing customers

Acquisitions

Paid Subscription Drivers

Financial Highlights

(1)  Includes SFAS 123(R) non-cash compensation expense.

(2)  Includes SFAS 123(R) non-cash compensation expense, net of tax benefit.

(3)  See slide 20 for computation of free cash flow.

GAAP Results

GAAP Revenues

$60.7M

Gross Profit/Margin (1)

$49.0M

80.7%

Operating Profit/Margin (1)

$24.1M

39.7%

GAAP EPS (2)

$0.37 Per Share

Free Cash Flow (3)

$23.0M

Cash and Investments

$150M

$

Margin

Q2 2008

Mid-Year Update

A Leading Virtual PBX Company focused on Toll Free Numbers

Full featured Virtual PBX

Individual FM/FM

Vanity number search engine

Well Managed Company Generating Strong Free Cash Flow

Emphasizes Search for Own Number

Opportunity to Create Best of Breed Services/Marketing

Additional Efficiencies by Integration into j2 Central Voice Platform

Acquisition is Already Accretive

Phone People Highlights

j2 Global Communications

onebox
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FEATURING:
Onebox Receptionist
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Get a Professional Sound and Image with the Onebox Multi-Feature Virtual Phone System.
"Welcome to your business."
Auto-Attendant
Professional Greeting
Advanced Call-Forwarding
On-Hold Music
Voicemail To Email
Toll-Free Number

© j2 Global Communications 2008

eVoice Receptionist/Onebox Receptionist/Phone People

More than 150,000 paid DIDs currently

Catering to different customer needs

Voice to text deployed to Onebox

New website in testing for Onebox

Evaluating new features

eReceptionist/YAC

Western Europe in earlier phase than US

Started cross-selling to European eFax base

eReceptionistTM launched in Western Europe

Adding local UK area codes

Voice Services Update

Continued Increase in Demand for Fax to Email Services

More than 5 Big Contract Wins on Average/Quarter

Large Enterprise Recognize eFax Corporate Service Model as Attractive

Broad based deployment – heavy and light users

Desire to eliminate less scalable fax servers and costly fax machines

Company wide compliance and document backup

Pay as you go model – no CAPEX

Opportunities for eFax Large Enterprise and SMB

eFax Developer

Domain level send

Affinity programs

Cross sell of voice services

Corporate Fax Highlights

j2 Global Communications

© j2 Global Communications 2008

Marketing Highlights

2008 Silver Communicator Award for eFax Direct Marketing – “You Are Here”

2008 Goals & Guidance

Assumed Difficult Economy for 2008 - Objectives

Grow voice services into a leadership position

Focus on corporate and international markets

Improve gross margin

Improve operating margin

Focus on free cash flow generation

Look to deploy capital at attractive ROI

Add to the asset base through M&A

Goals for 2008

Position j2 for Continued Growth with an Improved Margin Profile

Global Communications

© j2 Global Communications 2008

Achievements

Voice services at 150,000 DIDs

Corporate fax continuing to sign up big deals with 4 in Q2

International grew ~ 30% from Q2 2007

Gross Margins up 108 bp since Q4 2007

Operating Margins up 241 bp since Q4 2007

Flow through 95%+ of incremental revenue to GM since Q4 2007

Flow through 75%+ of incremental revenue to OM since Q4 2007

Record free cash flow in first half

Repurchased 5 MM shares of common stock at $21.59

2 M&A deals

Scorecard

Tracking Well Against our 2008 Objectives

2008 Guidance

$1.45 - $1.65

GAAP EPS

$240 - $270

2008

Revenues (M)

         2008 EPS is based on GAAP which includes SFAS 123(R) non-cash compensation expense, net of tax benefit.

Supplemental Information

Global Communications

Revenues

(in thousands)

DIDs

Financials

© j2 Global Communications 2008

Metrics

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Fixed Subscriber Revenues

$32,179

$36,013

$37,757

$39,643

$41,362

$43,336

$44,260

$46,593

Variable Subscriber Revenues

12,312

11,433

12,536

12,970

12,667

12,057

12,956

12,943

   Subscriber Revenues

$44,491

$47,447

$50,293

$52,613

$54,029

$55,393

$57,216

$59,536

Other Revenues

1,400

1,457

3,848

1,367

1,717

1,437

1,433

1,140

      Total Revenues

$45,891

$48,904

$54,141

$53,980

$55,746

$56,830

$58,649

$60,676

DID - Based Revenues

$42,832

$45,650

$48,684

$50,929

$52,204

$53,473

$55,301

$57,551

Non-DID Revenues

3,059

3,254

5,457

3,051

3,542

3,357

3,348

3,125

Total Revenues

$45,891

$48,904

$54,141

$53,980

$55,746

$56,830

$58,649

$60,676

Subscriber Revenues/Total Revenues

96.9%

97.0%

92.9%

97.5%

96.9%

97.5%

97.6%

98.1%

DID - Based/Total Revenues

93.3%

93.3%

89.9%

94.3%

93.6%

94.1%

94.3%

94.8%

%

Fixed

Subscriber Revenues

72.3%

75.9%

75.1%

75.3%

76.6%

78.2%

77.4%

78.3%

%

Variable

Subscriber Revenues

27.7%

24.1%

24.9%

24.7%

23.4%

21.8%

22.6%

21.7%

Paid DIDs

(1) (2)

887,801

906,652

930,273

972,599

1,017,985

1,063,698

1,098,650

1,162,872

Average Monthly Revenue/DID

$15.98

$16.45

$17.16

$17.26

$16.80

$16.44

$16.30

$16.29

Cancel Rate

(3)

2.7%

2.9%

3.0%

2.8%

3.0%

2.7%

2.8%

2.9%

Free DIDs

10,619,571

10,322,922

10,355,815

10,671,519

10,706,503

10,874,104

10,098,143

10,233,875

Average Monthly Revenue/DID

$0.05

$0.04

$0.05

$0.05

$0.06

$0.07

$0.08

$0.07

Total DID Inventory (MM)

16.2

16.4

16.9

17.0

17.1

17.2

17.4

17.5

Cities Covered

2,330

2,727

2,884

2,933

2,950

3,024

3,084

3,126

Countries Covered

35

37

40

42

42

42

44

45

Cash & Investment

(millions)

$171.0

$191.6

$210.3

$233.1

$239.8

$229.8

$181.3

$149.9

Free Cash Flow

(4)

(millions)

$12.4

$23.9

$26.1

$20.6

$15.7

$21.4

$26.9

$23.0

(1)

Paid DIDs reflect a reserve for the net impact of price increase, database upgrades and database clean up.

(2)

DIDs also reflect reserves taken in conjunction with asset acquisitions for anticipated product migration and/or price increase.

(3)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(4)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.  See slide 21 for computation of free cash flow.

Quarterly revenues for 2007 and Q1 2008 have been reclassed between fixed, variable and other revenue and between DID based and non-DID based revenue.

This reclass is related to revised revenue classification for a j2 subsidiary, it does not impact total revenues for the quarter.

2008

2007

2006

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q3 '06

Q4 '06

Q1 '07

Q2 '07

Q3 '07

Q4 '07

Q1 '08

Q2 '08

Net cash from operating activities

$13.607

$25.903

$26.659

$23.113

$18.656

$25.779

$27.411

$23.840

Purch. of property & equipment

(1.181)

(1.973)

(0.529)

(2.506)

(2.940)

(4.340)

(0.469)

(0.796)

Free Cash Flow

(1)

$12.426

$23.930

$26.130

$20.607

$15.716

$21.439

$26.942

$23.044

Usage of Corporate and Web High Volume Users

100

100

108

101

111

95

112

85

114

75

118

80

116

77

0

20

40

60

80

100

120

Q4

'06

Q1

'07

Q2

'07

Q3

'07

Q4

'07

Q1

'08

Q2

'08

Credit Sensitive (inclu Web Heavy Users)

Non Credit Sensitive

j2®

Global Communications

© j2 Global Communications 2008